Exhibit 10.50

*** = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO
AMENDED AND RESTATED OFFTAKE SUPPLY AGREEMENT
(ORIGIN 1)

This FIRST AMENDMENT TO AMENDED AND RESTATED OFFTAKE SUPPLY AGREEMENT (this “Amendment”) is dated as of August 1, 2022, by and between Origin Materials Operating, Inc. (formerly known as Micromidas, Inc.), a Delaware Corporation (“Supplier”), and Danone Asia Pte Ltd, a limited liability company organized and existing under the laws of Singapore (“Danone”). Each of Supplier and Danone may sometimes be referred to individually as a “Party” and collectively as the “Parties.” Capitalized terms used but not defined herein, shall have the meanings set forth in the Original OM1 Offtake Agreement (as defined below).

RECITALS

Whereas, Danone and Supplier are party to that certain Amended and Restated Offtake Supply Agreement dated as of May 17, 2019 (the “Original OM1 Offtake Agreement”);

Whereas, pursuant to the Original OM1 Offtake Agreement, Supplier undertook (i) to construct the Pioneer Plant (also known as “Origin 1”) according to a certain timing and, in particular, before the Pioneer Plant Long Stop Date, (ii) to produce Bio-pX at the Pioneer Plant, (iii) to convert the Bio-pX to Bio-PET or Bio-PEF, as applicable, and (iii) to supply Bio-PET to Danone and/or Danone’s Affiliates before the Pioneer Plant Bio-PET Long Stop Date;

Whereas, due to a change of strategy, Supplier has decided that the product to be produced from the Pioneer Plant and one or more Third Party Manufacturers (the “Associated Bio-PETF Supply Chain”), will not be Bio-PET or Bio-PEF but rather Bio-PETF (as defined below);

Whereas, Danone has agreed to purchase from Supplier a one-off quantity of Bio-PETF for testing purposes, subject to such Bio-PETF meeting its requirements and Supplier has agreed to maintain for the future certain rights of Danone in respect of the Products; and

Whereas, the Parties desire to amend the Original OM1 Offtake Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE in consideration of the mutual covenants and agreements contained herein, the parties covenant and agree as follows:

1.Amendment to the Original OM1 Offtake Agreement. The Original OM1 Offtake Agreement is hereby amended as follows:

1.1The following definitions are hereby deleted from Article 1.1 in their entirety, and all references thereto throughout the Document shall be deemed deleted:

(a)[***] Bio-Content Bio-PET;
(b)[***] Bio-Content Bio-PET;
(c)[***] Bio-PET;
(d)Commercial Operation Date New Plant;
(e)Expected Commercial Operation Date Pioneer Plant;
(f)Expected Commercial Operation Date New Plant;
(g)Liquidated Damages;
(h)Long Stop Dates;

(i)Minimum Offtake Amount;
(j)New Plant Bio-PET Long Stop Date;
(k)New Plant Bio-PET Deadline Date;
(l)New Plant Deadline Date;
(m)Pioneer Plant Bio-PET Long Stop Date;
(n)Pioneer Plant Bio-PET Deadline Date;
(o)Pioneer Plant Deadline Date;
(p)Sample Bio-pX; and
(q)Supplier’s Series C Fundraising Round.

1.2The following definitions are hereby deleted from Article 1.1 and replaced as follows:

(a)“Commercial Operation Date Pioneer Plant” means the date on which Supplier and the Associated PETF Supply Chain have produced not less than [***] of Bio-PETF.
(b)“FOB or FOB Incoterms” means FCA the Bio-PETF converter’s facility.
(c)“Start Date” means the date on which Danone or Danone Affiliates have placed the Order for the One-Off Purchase Amount

1.3The following definitions are hereby added to Article 1.1:

(a)“Bio-FDCA” means FDCA derived from Feedstocks.
(b)“Bio-PETF” means PET produced using Bio-FDCA in lieu of isopthalic acid.
(c)“One-Off Purchase Amount” has the meaning ascribed to it in Article 9.1, as amended by this Amendment. Any previous reference to the “Minimum Offtake Amount” in the Original OM1 Offtake Agreement is hereby replaced with a reference to the “One-Off Purchase Amount”.
(d)“Technical Specifications Bio-PETF” means the quality and food safety requirements the Bio-PETF must meet as described in Appendix 2 attached hereto.

1.4Article 3.2 of the Original OM1 Offtake Agreement is hereby deleted in its entirety.

1.5Article 4 of the Original OM1 Offtake Agreement is hereby deleted in its entirety.

1.6Article 5 of the Original OM1 Offtake Agreement is hereby deleted in its entirety.

1.7Article 6 of the Original OM1 Offtake Agreement is hereby deleted in its entirety.

1.8Article 7 of the Original OM1 Offtake Agreement is hereby deleted in its entirety.

1.9Article 8.3 of the Original OM1 Offtake Agreement is hereby amended by adding the following text at the end thereof:

“Danone may freely offset, without any requirement for a formal notice or a court decision, any amount due and payable to the Supplier under this Offtake Supply Agreement against any amount due and payable by the Supplier to Danone under the Secured Promissory Note.”

1.10Article 9 of the Original OM1 Offtake Agreement is hereby deleted in its entirety and replaced with the following:

“One-off purchase. Subject to the terms and conditions of this Offtake Supply Agreement, the Danone Affiliates may purchase from the Supplier, without any obligation, a maximum of [***] of Bio-PETF for testing purposes. Supplier will provide written notice to Danone upon the occurrence of the Commercial Operation Date Pioneer Plant, and the Danone Affiliates shall have one option to purchase such [***]

of Bio-PETF produced from the Pioneer Plant by placing an Order therefor within [***] of such notice from Supplier (the “One-Off Purchase Amount”).”

1.11Article 10.6, 10.7 and 10.8 of the Original OM1 Offtake Agreement are hereby deleted in their entirety.

1.12Article 10.9 of the Original OM1 Offtake Agreement is hereby deleted in its entirety and replaced with the following:

“10.9    Except for the One-Off Purchase Amount of Products specified in an Order delivered pursuant to Article 9, nothing in this Offtake Supply Agreement shall obligate any Danone Affiliate to purchase any minimum quantity of Products. Any Order issued during the Term will remain in full force and effect and governed by this Offtake Supply Agreement, even if this Offtake Supply Agreement terminates prior to delivery. Subject to Article 9, no Danone Affiliate is, nor shall be deemed to be, committed to purchase any Products from the Supplier unless and until such Danone Affiliate issues its Order. In the event of a conflict between the terms of an Order and this Offtake Supply Agreement, the terms of this Offtake Supply Agreement shall control.”

1.13Article 14.3.3 is hereby amended by adding the following text at the end thereof:

“If Danone or the Danone Affiliates exercise their rights to purchase Bio-pX and/or FDCA from New Plant in accordance with this Article 14.3.3, and at such time there is no offtake agreement in place for New Plant, then Danone and Supplier shall use commercially reasonable efforts to enter into an offtake agreement for such Product within [***] days following the date Danone or the Danone Affiliates exercise such rights. If the parties are unable to enter into an offtake agreement within such [***] day period, subject to extension by mutual agreement of the parties, then such priority right shall be forfeited and of no further force and effect.”

1.14Article 14.3.5 of the Original OM1 Offtake Agreement is hereby deleted in its entirety and replaced with the following:

“14.3.5    During the first two years of the term of the New Plant Offtake Supply Agreement, neither the Supplier nor any Supplier Affiliate shall sell any Products produced at the New Plant to any Major Designated Party. The term of the New Plant Offtake Supply Agreement is deemed to start at the date on which New Plant begins the commercial-scale production and the sale of Bio-pX. In the event the Supplier or any Supplier Affiliate breaches this Article 14.3.5 and fails to cure such breach within [***] days thereafter, upon demand by Danone, the Supplier shall pay Danone the Series B Amount, which payment shall be Danone’s and the Danone Affiliates’ sole and exclusive remedy for such breach. Notwithstanding the foregoing Danone shall be entitled to exercise its rights and collect all amounts due under the Security Documents.”

1.15Article 14.4 is hereby deleted in its entirety and replaced with the following:

“14.4    Certain License Rights to Intellectual Property Rights. Neither the Supplier nor any Affiliate thereof shall sell, grant an exclusive license to, or otherwise assign or transfer ownership or exclusive control of any of their respective Pre-Existing IP or Intellectual Property Rights to any Designated Party and the Supplier shall provide written notice to Danone within [***] day following any such sale, license, assignment or transfer. In the event the Supplier or any Affiliate thereof shall breach this Article 14.4 and fails to cure such breach within [***] days following written notice thereof by Danone, then upon demand by Danone, the Supplier shall pay Danone the Series B Amount, which payment shall be Danone’s and the Danone Affiliates’ sole and exclusive remedy for such breach. Notwithstanding the foregoing Danone shall be entitled to exercise its rights and collect all amounts due under the Security Documents.”

1.16Article 14.5 is hereby deleted in its entirety.

1.17Article 14.6 is hereby amended by adding the following text at the end thereof:

“If Danone or the Danone Affiliates exercise their rights to purchase Product from any Other Plant in accordance with this Article 14.6, Danone and Supplier shall use commercially reasonable efforts to enter into an offtake agreement for such Product within [***] days following the date Danone or the Danone Affiliates exercise such rights. If the parties are unable to enter into an offtake agreement within such [***] day period, subject to extension by mutual agreement of the parties, then such priority right shall be forfeited and of no further force and effect.”

1.18Articles 21.2(ii), 21.2(iii), 21.2(vii), 21.2(xiii), and 21.2(xiv) are hereby deleted in their entirety.

1.19Article 22.2 of the Original OM1 Offtake Agreement is hereby deleted in its entirety.

1.20Article 22.3 is hereby amended to remove all references to “Liquidated Damages” contained therein.

1.21Article 23.4 is hereby deleted in its entirety.

1.22Article 25 is hereby deleted in its entirety.

1.23Article 29 is hereby deleted in its entirety and replaced with the following:

“29. Change of Control. In the event that (a) a Change of Control that constitutes a Material Adverse Change occurs with respect to the Supplier or any Supplier Affiliate or such Change of Control results in a Material Adverse Change to Danone or any Danone Affiliate or (b) any Designated Party or any Consortium Member which is a competitor of Danone shall directly acquire any majority voting equity interest in the Supplier or any Supplier Affiliate; provided that, for the avoidance of doubt, equity interests in the Supplier or any Supplier Affiliate as of the date hereof shall not be deemed to trigger clause (b) of this Article 29, Danone shall have the right to terminate this Offtake Supply Agreement upon notice to the Supplier.”

1.24Article 36 is hereby deleted in its entirety and replaced with the following:

“36. Subcontracting. In case of subcontracting (including to Third Party Manufacturers and the Associated PETF Supply Chain), the following shall apply:

36.1 The Supplier shall remain primarily liable to Danone for the performance by its subcontractor of its obligations under this Offtake Supply Agreement;

36.2 The Supplier shall be solely responsible for payment of any sum due to its subcontractor; and

36.3 The Supplier shall be responsible for compliance with all Applicable Laws.”

1.25Article 37.10 is hereby deleted in its entirety and replaced with the following:

“37.10     No Liability. Notwithstanding any term or provision to the contrary contained in this Offtake Supply Agreement, the Parties acknowledge and agree that Danone is signing this Offtake Supply Agreement solely (i) on behalf of the Danone Affiliates listed on Appendix 7 hereto, (ii) in order to receive certain notices and (iii) in order to exercise certain rights pursuant to this Offtake Supply Agreement and, except for fraud or criminal misconduct, shall have no liability of any kind or nature arising out of or relating to this Offtake Supply Agreement and the transactions contemplated hereby (Offtake Liabilities). The Supplier and each Supplier Affiliate hereby agree not to assert any claim for any Offtake Liabilities against Danone (except for the Assumed Obligations) and agree that their recourse for all such Offtake Liabilities shall be limited solely to the applicable Danone Affiliate. Notwithstanding the foregoing, and except as specifically set forth in this Offtake Supply Agreement, the Danone Affiliate designated by Danone (i) shall indemnify, defend and hold harmless the Supplier Group from and against all the tax liabilities, duties and fees imposed on or required in the first instance by Applicable Law by the Danone Affiliates listed in Appendix 7 hereto in connection with any transaction or obligation contemplated by this Offtake Supply Agreement and (ii) shall not take any action the purpose or intent of which is to prejudice the defense of any claim for indemnification under this sentence or induce any Person to assert a claim subject to indemnification under this sentence.”

1.26The following provisions of the Original OM1 Offtake Agreement, as amended hereby, which apply specifically to the production, sale and purchase of the “Products”, shall apply mutatis mutandis to the production, sale and purchase of Bio-FDCA and Bio-PETF:

(a)Article 8 (Price and payment); the price of Bio-PETF is set out in Appendix 3 attached hereto, which shall replace Appendix 3 attached to the Original OM1 Offtake Agreement for the purpose of applying to Article 8 to the sale and purchase of Bio-PETF;
(b)Article 9 (One-Off Purchase);
(c)Article 10 (Order – Delivery);
(d)Article 11 (Customs clearance);
(e)Article 12 (Title and risks);
(f)Article 16 (Audit and financial review rights);
(g)Article 17 (Intellectual Property);
(h)Article 23.2 (Representations and warranties); except that subsection (vi) shall not be applicable and instead all Bio-PETF delivered hereunder shall meet the Bio-PETF Technical Specifications; and
(i)Article 24 (Liability and insurance).

Other provisions of the Original OM1 Offtake Agreement, as amended hereby, which, by essence, are not applicable specifically and exclusively to “Products”, “Bio-pX” or “Bio-PET”, shall also apply to Bio-PETF.

The Bio-PETF delivered by the Supplier to Danone Affiliates must comply with the Technical Specifications Bio-PETF.

1.27Appendix 4, Appendix 6, and Appendix 14 are hereby deleted in their entirety.

1.28General Rule. Subject to the terms and conditions herein contained, the Original OM1 Offtake Agreement is hereby amended to the extent necessary to give effect to the provisions of this agreement and to incorporate the provisions of this Amendment into the Original OM1 Offtake Agreement.

2.Precedence. All the provisions of the Original OM1 Offtake Agreement not expressly amended by this Amendment remain unchanged and the Original OM1 Offtake Agreement shall continue in full force and effect, as amended by this Amendment. To the extent that the terms of this Amendment contradict, are inconsistent or in conflict with the Original OM1 Offtake Agreement, the terms of this Amendment supersede any conflicting or inconsistent provision of the Original OM1 Offtake Agreement and are controlling to the extent necessary to resolve such conflict or inconsistency. This Amendment forms an integral part to the Original OM1 Offtake Agreement and forms an indivisible agreement with the Original OM1 Offtake Agreement.

3.Future References to the Original OM1 Offtake Agreement. On and after the date of this Amendment, each reference in the Original OM1 Offtake Agreement to “this Agreement”, “hereunder”, “hereof’, or words of like import referring to the Original OM1 Offtake Agreement, and each reference in any related document to the “Offtake Supply Agreement”, “thereunder”, “thereof’, or words of like import referring to the Original OM1 Offtake Agreement, shall mean and be a reference to the Original OM1 Offtake Agreement as amended by this Amendment. The Original OM1 Offtake Agreement, as amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

4.Governing Law; Severability. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York. The invalidity, illegality or unenforceability of any provision of this Amendment shall not affect or impair the validity, legality or enforceability of the remainder of this Amendment, and to this end, the provisions of this Amendment are declared to be severable.

5.Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

Origin Materials Operating, Inc.,
a Delaware corporation

By:
Name:
Title:

Danone Asia Pte Ltd.

By:
Name:
Title: